Exhibit 10.1

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)
In the Matter of	)	STIPULATION
	)	TO THE ISSUANCE OF A
METRO UNITED BANK	)	CONSENT ORDER
SAN DIEGO, CALIFORNIA	)
	)	FDIC 10-379b
)
(Insured State Nonmember Bank))
)

Subject to the acceptance of this STIPULATION TO THE ISSUANCE OF A CONSENT ORDER (“STIPULATION”) by the Federal Deposit Insurance Corporation (“FDIC”) and the California Department of Financial Institutions (“CDFI”) , it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC, a representative of the CDFI, and Metro United Bank, San Diego, California, (“Bank”) as follows:

1. The Bank has been advised of its right to the issuance and service of a NOTICE OF CHARGES AND OF HEARING detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Bank and of its right to a hearing on the alleged charges under section 8(b) of the Federal Deposit Insurance Act (“FDI Act”), 12 U.S.C. § 1818(b) and the Bank has waived those rights.

2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the charges of unsafe or unsound banking practices and violations of law and/or regulations, hereby consents and agrees to the issuance of a CONSENT ORDER (“ORDER”) by the FDIC and the CDFI. The Bank further stipulates and agrees that such ORDER shall be deemed to be a final ORDER and that said ORDER shall become effective upon its issuance by the FDIC and the CDFI and shall be fully enforceable by the FDIC pursuant to the provisions of section 8(i) of the Act, 12 U.S.C. § 1818(i), and by the CDFI pursuant to the provisions of State law, subject only to the conditions set forth in paragraph 3 of this STIPULATION.

3. In the event the FDIC and the CDFI accept this STIPULATION and issue the ORDER, it is agreed that no action will be taken by the FDIC or the CDFI to enforce said ORDER in a United States District Court, or the appropriate court of the State of California, unless the Bank or any institution-affiliated party has violated or is about to violate any provision of the ORDER.

4. Solely for the purpose of this proceeding, the Bank hereby waives:

(a)	The issuance and service of a NOTICE OF CHARGES AND OF HEARING;

(b)	All defenses to the alleged charges in the NOTICE OF CHARGES AND OF HEARING;

(c)	A hearing for the purpose of taking evidence on such alleged charges;

(d)	The filing of PROPOSED FINDINGS OF FACT AND CONCLUSIONS OF LAW;

(e)	A RECOMMENDED DECISION of an Administrative Law Judge;

(f)	The filing of exceptions and briefs with respect to such RECOMMENDED DECISION; and

(g)	Review of the ORDER by any Federal court.

Dated this 22nd day of July, 2010.

FEDERAL DEPOSIT INSURANCE CORPORATION LEGAL DIVISION		METRO UNITED BANK SAN DIEGO, CALIFORNIA

		BY:	/s/ Cary Ching
BY:	/s/ Martin H. Silver		Cary Ching
Martin H. Silver Senior Attorney
		BY:	/s/ May P. Chu
May P. Chu

CALIFORNIA DEPARTMENT OF FINANCIAL INSTITUTIONS		BY:	/s/ Peter Darwin Chu
Peter Darwin Chu

BY:	/s/ Scott Cameron	BY:	/s/ Shirley Clayton
	Scott Cameron		Shirley Clayton
Chief Examiner

		BY:	/s/ George M. Lee
George M. Lee

		BY:	/s/ David Tai
David Tai

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